                                                                   EXHIBIT 99.21

DEBTOR: CAT II, INC.                                 CASE NUMBER: 01-10968 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached Preliminary December Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ Nicholas J. Davison
---------------------------
Nicholas J. Davison
Senior President



/s/ Randall L. Talcott
---------------------------
Randall L. Talcott
Vice President - Finance

DEBTOR: CAT II, INC.                                 CASE NUMBER: 01-10968 (EIK)


                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2001
                                       AND
                         FOR THE PERIOD OCTOBER 23, 2001
                            THROUGH NOVEMBER 30, 2001


                                    CONTENTS

Attachment 1             Summary of Bank and Investment Accounts

Attachment 2             Schedule of Receipts and Disbursements

Attachment 3             Bank and Investment Account Statements

Attachment 4             Income Statement

Attachment 5             Balance Sheet

Attachment 6             Summary of Due To/Due From Intercompany Accounts

Attachment 7             Accounts Receivable Aging

Attachment 8             Accounts Payable Detail

Attachment 9             Notes to November Monthly Operating Report

  19-Jan-02       Summary Of Bank And Investment Accounts           Attachment 1
  4:01 PM                      CAT II Inc.
Summary                  Case. No: 01-10968 (EIK)                      UNAUDITED
CAT II, Inc     For Period Of 23 October - 30 November, 2001

                                               Balances
                                     --------------------------------    Receipts &        Bank
                                       Opening            Closing        Disbursements     Statements       Account
Account                              As Of 10/23/01    As Of 11/30/01    Included          Included         Reconciled
-------                              --------------    --------------    -------------     ----------       ----------
No Bank Or Investment                      NA                NA               NA               NA                NA
Accounts

  20-Jan-02                 Receipts & Disbursements                Attachment 2
  12:47 PM                         CAT II, Inc.
Summary                     Case No: 01-10968 (EIK)
CAT II, Inc.       For Period Of 23 October - 30 November, 2001
Attach 2&3

       No Receipts Or Disbursements Due To No Bank Or Investment Accounts

  20-Jan-02        Concentration & Investment Account Statements    Attachment 3
  12:47 PM                         CAT II, Inc.
Summary                     Case No: 01-10968 (EIK)
CAT II, Inc.       For Period Of 23 October - 30 November, 2001
Attach 2&3

          No Statements Due To No Concentration Or Investment Accounts

                                                                    Attachment 4
                                                        Date: 21-JAN-02 18:30:24
                                                                         Page: 1
                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: NOV-01

currency USD
 Company=59 (CAT - AHC)

                                                PTD-Actual
                                                NOV-01
                                                ----------
 Revenue
  Gross Revenue                                 (21,088.37)
  Allowances                                          0.00
                                                ----------

  Net Revenue                                   (21,088.37)

 Operating Expenses
  Air                                           (28,057.01)
  Hotel                                               0.00
  Commissions                                         0.00
  Onboard Expenses                                    0.00
  Passenger Expenses                                  0.00
  Vessel Expenses                                     0.00
  Layup/Drydock Expense                               0.00
  Vessel Insurance                                    0.00

                                                ----------
  Total Operating Expenses                      (28,057.01)

                                                ----------

    Gross Profit                                  6,968.64
 SG&A Expenses
    Sales & Marketing                                 0.00
    Pre-Opening Costs                                 0.00
                                                ----------
   Total SG&A Expenses                                0.00

                                                ----------

   EBITDA                                         6,968.64

   Depreciation                                       0.00

                                                ----------
   Operating Income                               6,968.64

   Other Expense/(Income)
   Interest Income                                    0.00
   Interest Expense                                   0.00
   Equity in Earnings for Sub                         0.00

                                                ----------
   Total Other Expense/(Income)                       0.00

                                                ----------
   Net Pretax Income/(Loss)                       6,968.64

                                                ----------
   Income Tax Expense                                 0.00

                                                ----------
   Net Income/(Loss)                              6,968.64

                                                ----------

                                                                    Attachment 4
                                                        Date: 21-JAN-02 18:30:26
                                                                         Page: 1

                              AMCV US SET OF BOOKS
                                INCOME STATEMENT
                             Current Period: NOV-01

  currency USD
  Company=49 (CAT - USL)

                                                                PTD-Actual
                                                                NOV-01
                                                                ----------
  Revenue
  Gross Revenue                                                       0.00
  Allowances                                                          0.00
    Net Revenue                                                       0.00
                                                                ----------
  Operating Expenses
    Air                                                           2,680.92
    Hotel                                                             0.00
    Commissions                                                       0.00
    Onboard Expenses                                                  0.00
    Passenger Expenses                                                0.00
    Vessel Expenses                                                   0.00
    Layup/Drydock Expense                                             0.00
    Vessel Insurance                                                  0.00
                                                                ----------
    Total Operating Expenses                                      2,680.92

    Gross Profit                                                (2,680.92)
  SG&A Expenses
    General and Admin Expenses                                    (889.13)
     Sales & Marketing                                                0.00
     Pre-Opening Costs                                                0.00
                                                                ----------
    Total SG&A Expenses                                            (889.13)

                                                                ----------

    EBITDA                                                       (1,791.79)

    Depreciation                                                      0.00
                                                                ----------
    Operating Income                                             (1,791.79)

    Other Expense/(Income)
    Interest Income                                                   0.00
    Interest Expense                                                  0.00
    Equity in Earnings for Sub                                        0.00

                                                                ----------
    Total Other Expense/(Income)                                      0.00
                                                                ----------

    Net Pretax Income/(Loss)                                     (1,791.79)
                                                                ----------
    Income Tax Expense                                                0.00

                                                                ----------
    Net Income/(Loss)                                            (1,791.79)

                                                                ----------

                                                                    Attachment 5
                                                        Date: 21-JAN-02 15:11:23
                                                                         Page: 1

                              AMCV US SET OF BOOKS
                                  BALANCE SHEET
                             Current: Period: NOV-01


  currency USD
   Company=59 (CAT - AHC)


                                                      YTD-Actual            YTD-Actual
                                                      NOV-01                OCT-01
                                                      ------------          ------------
  ASSETS

        Cash and Equivalent                                   0.00                  0.00

        Restricted Cash                                       0.00                  0.00

        Marketable Securities                                 0.00                  0.00

        Accounts Receivable                                   0.00            256,467.70

        Inventories                                           0.00                  0.00

        Prepaid Expenses                              1,175,426.41 Note 2   1,904,155.44

        Other Current Assets                                  0.00                  0.00

                                                      ------------          ------------
               Total Current Assets                   1,175,426.41          2,160,623.14

         Fixed Assets                                         0.00                  0.00

         Accumulated Depreciation                             0.00                  0.00

                                                      ------------          ------------
               Net Fixed Assets

         Net Goodwill                                         0.00                  0.00

         Intercompany Due To/From                     2,950,269.18          1,958,103.81

         Net Deferred Financing Fees                          0.00                  0.00

         Net Investment in Subsidiaries                       0.00                  0.00

         Other Non Current Assets                             0.00                  0.00

                                                      ------------          ------------
                Total Other Assets                    2,950,269.18          1,958,103.81

                                                      ------------          ------------
              Total Assets                            4,125,695.59          4,118,726.95

                                                      ------------          ------------

                                                        Date: 21-JAN-02 15:11:23
                                                                         Page: 2

                              AMCV US SET OF BOOKS
                                 BALANCE SHEET
                             Current Period: NOV-01

currency USD
  Company=59 (CAT - AHC)


                                                       YTD-Actual             YTD-Actual
                                                       NOV-01                 OCT-01
                                                       ------------           ------------
LIABILITIES

   Accounts Payable                                            0.00                   0.00

   Accrued Liabilities                                         0.00                   0.00

   Deposits                                                    0.00                   0.00

                                                       ------------           ------------

          Total Current Liabilities                            0.00                   0.00

    Long Term Debt                                             0.00                   0.00

    Other Long Term Liabilities                          939,123.43 Note 1      939,123.43

                                                       ------------           ------------
          Total Liabilities                              939,123.43             939,123.43

OTHER

    Liabilities Subject to Compromise                          0.00                   0.00

                                                       ------------           ------------
          Total other                                          0.00                   0.00

OWNER'S EQUITY

     Common Stock                                             10.00                  10.00

     Add'1 Paid In Capital                             2,919,930.15           2,919,930.15

     Current Net Income (Loss)                          (728,621.39)           (735,590.03)

     Retained Earnings                                   995,253.40             995,253.40

                                                       ------------           ------------
        Total Owner's Equity                           3,186,572.16           3,179,603.52

                                                       ------------           ------------
        Total Liabilities & Other &                    4,125,695.59           4,118,726.95

                                                       ------------           ------------

                                                        Date: 21-JAN-02 17:21:20
                                                                         Page: 1

                              AMCV US SET OF BOOKS
                                 BALANCE SHEET
                             Current Period: NOV-01

currency USD
  Company=49 (CAT - USL)


                                                       YTD-Actual             YTD-Actual
                                                       NOV-01                 OCT-01
                                                       ------------           ------------
  ASSETS

         Cash and Equivalent                                   0.00                   0.00

         Restricted Cash                                       0.00                   0.00

         Marketable Securities                                 0.00                   0.00

         Accounts Receivable                                   0.00             360,876.63

         Inventories                                           0.00                   0.00

         Prepaid Expenses                              1,298,199.00           2,000,988.43

         Other Current Assets                                  0.00                   0.00
                                                       ------------           ------------

               Total Current Assets                    1,298,199.00           2,361,865.06

         Fixed Assets                                          0.00                   0.00

         Accumulated Depreciation                              0.00                   0.00
                                                       ------------           ------------

         Net Fixed Assets                                      0.00                   0.00

         Net Goodwill                                          0.00                   0.00

         Intercompany Due To/From                     (1,246,306.15)         (2,308,180.42)

         Net Deferred Financing Fees                           0.00                   0.00

         Net Investment in Subsidiaries                        0.00                   0.00

         Other Non Current Assets                              0.00                   0.00

                                                       ------------           ------------

                Total Other Assets                    (1,246,306.15)         (2,308,180.42)

                                                       ------------           ------------
                Total Assets                              51,892.85              53,684.64

                                                       ------------           ------------

                                                        Date: 21-JAN-02 17:21:20
                                                                         Page: 2

                              AMCV US SET OF BOOKS
                                 BALANCE SHEET
                             Current Period: NOV-01

currency USD
  Company=49 (CAT - USL)


                                                              YTD-Actual             YTD-Actual
                                                              NOV-01                 OCT-01
                                                              ----------             ----------
LIABILITIES

      Accounts Payable                                              0.00                   0.00

      Accrued Liabilities                                           0.00                   0.00

      Deposits                                                      0.00                   0.00

                                                              ----------             ----------
             Total Current Liabilities                              0.00                   0.00

       Long  Term Debt                                              0.00                   0.00

       Other Long Term Liabilities                            (21,826.60)            (21,826.60)

                                                              ----------             ----------
             Total Liabilities                                 21,826.60)             21,826.60)

OTHER

       Liabilities Subject to Compromise                            0.00                   0.00

                                                              ----------             ----------
             Total Other                                            0.00                   0.00

OWNER'S EQUITY

       Common Stock                                                 0.00                   0.00

       Add'1 Paid In Capital                                        0.00                   0.00

       Current Net Income (Loss)                              107,163.65             108,955.44

       Retained Earnings                                      (33,444.20)            (33,444.20)

                                                              ----------             ----------
             Total Owner's Equity                              73,719.45              75,511.24

                                                              ----------             ----------
             Total Liabilities & Other &                       51,892.85              53,684.64

                                                              ----------             ----------

                                                                    Attachment 6
                             CAT II, INC. 01-10968
                    Summary List of Due To/Due From Accounts
            For the Period October 22, 2001 through November 30, 2001

                                                              BEGINNING ENDING
AFFILIATE NAME                                   CASE NUMBER       BALANCE           DEBITS          CREDITS        BALANCE
American Classic Voyages Co.                         01-10954   (5,503,394.83)    1,065,651.40       74,191.58   (4,511,935.01)
AMCV Cruise Operations, Inc.                         01-10967   (4,385,124.79)      986,531.08      986,531.08   (4,385,124.79)
The Delta Queen Steamboat Co.                        01-10970          100.00               --              --          100.00
Cruise America Travel, Incorporated                  01-10966       (8,140.26)      119,198.17      119,297.17       (8,239.26)
Cape May Light, L.L.C                                01-10961       (2,038.56)              --              --       (2,038.56)
Cruise America Travel, Incorporated (Footnote # )    01-10966       (2,608.00)              --              --       (2,608.00)
Oceanic Ship Co.                                     N/A            32,723.06               --              --       32,723.06
Cat II, Inc. (Footnote # )                           01-10968       21,395.58               --              --       21,395,58
Ocean Development Co,                                01-10972          641.81                               --          641.81
Great Hawaiian Properties Corporation                01-10971         (570.94)              --              --         (570.94)
American Hawaiian Properties Corporation             01-10976        3,579.11               --              --        3,579.11
Great Independence Ship Co.                          01-10969   11,801,541.63           804.55              --   11,802,346.18
                                                                -------------     ------------   -------------  --------------
                                                                1, 958,103.81     2,172,185.20    1,180,019.83    2,950,269.18
                                                                =============     ============   =============  ==============
American Classic Voyages Co.                         01-10954  (13,246,684.18)    1,065,915.99        2,354.19  (12,183,122.38)
AMCV Cruise Operations, Inc.                         01-10967   (4,885,294.62)    1,065,310.41    1,066,242.72   (4,886,226.93)
Cruise America Travel, Incorporated                  01-10966       (9,226.87)      829,388.81      830,144.03       (9,982.09)
Cruise America Travel, Incorporated (Footnote # )    01-10966       (2,304.18)              --              --       (2,304.18)
Project America, Inc.                                N/A            (1,925.90)              --              --       (1,925.90)
Oceanic Ship Co.                                     N/A        15,496,804.90               --              --   15,496,804.90
Ocean Development Co.                                01-10972      361,750.01               --              --      361,750.01
American Hawaiian Properties Corporation             01-10976           96.00               --              --           96.00
Cat II, Inc.                                         01-10968      (21,395.58)              --              --      (21,395.58)
                                                                -------------     ------------   -------------  --------------

                                                                (2,308,180.42)    2,960,615.21    1,898,740.94   (1,246,306.15)
                                                                =============     ============   =============  ==============

                                       CAT II, Inc.



                            Monthly Operating Report
                             As of November 30, 2001
           And for the Period October 23, 2001 thru November 30, 2001



                                  Attachment 7


                                 Not Applicable

                                  CAT II, Inc.



                            Monthly Operating Report
                            As of November 3 0, 2001
           And for the Period October 23, 2001 thru November 30, 2001



                                  Attachment 8


                                 Not Applicable

DEBTOR: CAT II, INC.                 CASE NUMBER: 01-10968 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT.
                             AS OF NOVEMBER 30, 2001
                                       AND
            FOR THE PERIOD OCTOBER 23, 2001 THROUGH NOVEMBER 30, 2001

                                  ATTACHMENT 9
                   NOTES TO NOVEMBER MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company. "

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

The accounts of the Debtor contain the accounts of two discrete accounting companies maintained on the Debtor's computer system. Therefore, the Debtor's balance sheet consists of the accounts contained on both Attachments 5-1 and 5-2, and the Debtor's income statement consists of the accounts contained on both Attachments 4-1 and 4-2.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 1.1 proceedings.

2. Amount represents pre-petition pre-paid airline tickets. Amounts representing liabilities to airlines for airline tickets and contained in "liabilities subject to compromise" may be setoff by pre-paid airline tickets.